EXHIBIT (j)


                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the reference to our Firm under the heading "Other Service Providers" in the Statement of Additional Information of Eaton Vance International Growth Fund in this Post-Effective Amendment No. 79 to the Registration Statement on Form N-1A of Eaton Vance Mutual Funds Trust (1933 Act File No. 2-90946).

                                  /s/ Deloitte & Touche LLP
                                  DELOITTE & TOUCHE LLP

August 29, 2001
Boston, Massachusetts